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                                                                   EXHIBIT 10.19




                    ENSTAR INCOME/GROWTH PROGRAM SIX-B, L.P.
                         c/o Falcon Holding Group, Inc.
                            10866 Wilshire Boulevard
                          Los Angeles, California 90024

                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT

                                                        As of September 29, 1995

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 021 10

         Attention:   Media and Communications Department

Dear Lender:

         The undersigned, Enstar Income/Growth Program Six-B, L.P., a Georgia limited partnership (the "Company"), hereby agrees with you as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of December 14, 1990, as in effect on the date hereof (the "Credit Agreement"), between the Company and you. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. AMENDMENT OF CREDIT AGREEMENT. Subject to all of the terms and conditions hereof, effective as of the date on which the condition set forth in
Section 4 hereof is satisfied (the "Effective Date"), the Credit Agreement is hereby amended, as follows:

         2..1. Amendment of Section 7,12. Section 7.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "7.12 Limitations on Capital Expenditures. At no time during any period specified in the table below shall the Capital Expenditures of the Company exceed the amount specified in the table below for such period:





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
                      Fiscal Year ending                   Amount
                      ------------------                   ------
                      December 31, 1995                    $600,000
                      After December 3 1, 1995             $250,000"

3. NO DEFAULT. The Company hereby represents and warrants that, after giving effect to the amendment of the Credit Agreement provided for in Section 2 hereof, no Default has occurred and is continuing.

4. CONDITIONS. The effectiveness of the amendment to the Credit Agreement provided for in Section 2 hereof shall be subject to the prior satisfaction of the following condition:

       4..1.   Administration Fee.  On the Effective Date, the Company shall have paid you an administration fee in the amount of $5,000.

5. MISCELLANEOUS. This Agreement and the Credit Agreement as amended hereby are Bank Agreements. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement as amended hereby is confirmed as being in full force and effect.
The invalidity or unenforceability of any term or provision hereof or of the Credit Agreement as amended hereby shall not affect the validity or enforceability of any other term or provision hereof or thereof. The headings of this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Bank Obligation.





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         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the Company. This letter shall become a binding agreement between you and the Company as of the date hereof when so accepted by you.

                                        Very truly yours,


                                  ENSTAR INCOME/GROWTH PROGRAM SIX-B, L.P.,
                                    a Georgia limited partnership

                                  By Enstar Communications Corporation,
                                    a Georgia corporation,
                                    General Partner


                                            By:
                                                -----------------------
                                                Title:




The foregoing is hereby accepted
  and agreed to:

THE FIRST NATIONAL BANK OF BOSTON

By:
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    Title: